================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 1, 2001

                             WEYERHAEUSER COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           WASHINGTON                1-4825               91-0470860
----------------------------       ----------         -----------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification No.)


        Federal Way, Washington                       98063-9777
----------------------------------------            ---------------
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (253) 924-2345

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Item 5.  Other Events
         ------------

        Exhibits are filed herewith in connection with the issuance by Weyerhaeuser Company of its 6% Notes due 2006 pursuant to Registration Statement Nos. 333-36753 and 333-66412.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

   Exhibits
   --------

     1(d) Underwriting Agreement (including the Underwriting Agreement Standard Provisions (Debt) (July 31, 2001) incorporated by reference therein) dated July 31, 2001.

     4(e)      Form of 6% Note due 2006.

    23(c)      Consent of Arthur Andersen LLP, independent public accountants.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          WEYERHAEUSER COMPANY



          By:  /s/ K.J. STANCATO
               ----------------------------------
          Its: Vice President and Controller

     Date: August 1, 2001

                                       3
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                                 EXHIBIT INDEX

  Exhibit No.
  -----------
    1(d)         Underwriting Agreement (including the Underwriting Agreement
                 Standard Provisions (Debt) (July 31, 2001) incorporated by reference therein) dated July 31, 2001.

    4(e)         Form of 6% Note due 2006.

   23(c)         Consent of Arthur Andersen LLP, independent public accountants.

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